Exhibit 99(a)

MERCOM, INC.                          SUBSCRIPTION CERTIFICATE NO.
                                                         CUSIP NO. [         ]




     THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY'S PROSPECTUS DATED ________, 1995 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE SUBSCRIPTION AGENT AND THE INFORMATION AGENT. THIS CERTIFICATE OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00 P.M., NEW YORK CITY TIME, ON ________, 1995, UNLESS EXTENDED (AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"), PROVIDED THAT THE EXPIRATION DATE SHALL IN NO EVENT BE LATER THAN ______ __, 1995 [30 DAYS AFTER THE ORIGINAL EXPIRATION DATE].
___________________________________________________________________________
|The Rights represented by this subscription certificate may be exercised | |by duly completing Form 1. Rights holders are advised to review the | |Prospectus and instructions, copies of which are available from the | |Subscription Agent or the Information Agent, before exercising their |
|Rights.  IMPORTANT:  Complete FORM 1 and, if applicable, delivery        |
|instructions in FORM 2, and SIGN on reverse side.                        |
___________________________________________________________________________


SUBSCRIPTION PRICE $__ PER SHARE          NON-TRANSFERABLE RIGHTS TO PURCHASE
                                                 COMMON SHARES OF MERCOM, INC.
[Name and Address of Registered Holder]




The registered owner whose name is inscribed hereon is entitled to subscribe for shares of Common Stock upon the terms and subject to the conditions set forth in the Prospectus and instructions relating thereto.

   By...........................   By...................................
         Michael J. Mahoney                    Bruce Godfrey
             President                  Executive Vice President and
                                          Chief Financial Officer


THIS SUBSCRIPTION CERTIFICATE IS NOT TRANSFERABLE AND MAY NOT BE COMBINED OR DIVIDED EXCEPT BY THE COMPANY IN THE EVENT A HOLDER SHALL CHOOSE TO EXERCISE LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY.


RIGHTS HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, THEY MAY NOT RECEIVE A NEW SUBSCRIPTION CERTIFICATE IN SUFFICIENT TIME TO EXERCISE THE REMAINING RIGHTS EVIDENCED THEREBY.


EXECUTION OF THIS SUBSCRIPTION CERTIFICATE CONSTITUTES A REPRESENTATION BY THE HOLDER THAT IT IS NOT A RESIDENT OF THE STATE OF CALIFORNIA.


FORM 1--EXERCISE AND SUBSCRIPTION: The undersigned hereby irrevocably exercises one or more Rights to subscribe for shares of Common Stock, as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.


(a) Number of shares subscribed for pursuant to the Basic Subscription Privilege (one Right needed to subscribe for each full share): __________
(b)  Number of shares subscribed for pursuant to the Oversubscription
     Privilege: __________
(c) Total Subscription Price (total number of shares subscribed for--pursuant to both the Basic Subscription Privilege and the Oversubscription Privilege--times the Subscription Price of $___): $__________(1)

(1) If the amount enclosed or transmitted is not sufficient to pay the Subscription Price for all shares that are stated to be subscribed for, or if the number of shares being subscribed for is not specified, the number of shares subscribed for will be assumed to be the maximum number that could be subscribed for upon payment of such amount. If the number of shares to be subscribed for pursuant to the Oversubscription Privilege is not specified and the amount enclosed or transmitted exceeds the Subscription Price for all shares represented by this Subscription Certificate (the "Subscription Excess"), the person subscribing pursuant hereto shall be deemed to have exercised the Oversubscription Privilege to purchase, to the extent available, that number of whole shares of Common Stock equal to the quotient obtained by dividing the Subscription Excess by $_____. Any amount remaining after such division shall be returned to the subscriber.

METHOD OF PAYMENT (CHECK ONE)


[ ] CHECK, BANK DRAFT OR MONEY ORDER PAYABLE TO
    "THE FIRST NATIONAL BANK OF BOSTON"


[ ] WIRE TRANSFER DIRECTED TO [       ] ABA NO. [      ]
    (MARKED: "MERCOM, INC. SUBSCRIPTION").


(d) If the number of Rights being exercised pursuant to the Basic Subscription Privilege is less than all of the Rights represented by the Subscription Certificate, deliver to me a new Subscription Certificate evidencing the remaining Rights to which I am entitled.


[ ] CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:


Name(s) of Registered Owner(s)..............................
Window Ticket number (if any)...............................
Date of Execution of Notice of Guaranteed Delivery..........
Name of Institution which Guaranteed Delivery...............


FORM 2--DELIVERY INSTRUCTIONS: Address (not within the State of California) for mailing any stock certificates or cash payment if other than shown on the reverse hereof:



                                    Address.......................
                                    ..............................
                                         (Including Zip Code)

_____________________________________________________________________________
|                                                                            |
|                                 IMPORTANT                                  |
|                          RIGHTS HOLDER SIGN HERE                           |
|                    AND, IF RIGHTS ARE BEING EXERCISED,                     |
|                       COMPLETE SUBSTITUTE FORM W-9                         |
|                                                                            |
|............................................................................|
|                                                                            |
|............................................................................|
|                        (Signature(s) of Holder(s))                         |
|Dated................................................................., 1995|
|                                                                            |
|(Must be signed by the registered holder(s) exactly as name(s) appear(s) on | |this Subscription Certificate. If signature is by trustee(s), executor(s), | |administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of | |a corporation or another acting in a fiduciary or representative capacity, |
|please provide the following information.  See Instructions.)               |
|                                                                            |
|Name(s).....................................................................|
|                                                                            |
|............................................................................|
|                              (Please Print)                                |
|                                                                            |
|Capacity....................................................................|
|                                                                            |
|Address.....................................................................|
|                                                                            |
|............................................................................|
|                           (Including Zip Code)                             |
|                                                                            |
|Area Code and                                                               |
|Telephone Number............................................................|
|                                  (Home)                                    |
|                                                                            |
|............................................................................|
|                                (Business)                                  |
|Tax Identification or                                                       |
|Social Security No..........................................................|
|                      (Complete Substitute Form W-9)                        |
|                                                                            |
|                         GUARANTEE OF SIGNATURE(S)                          |
|                  Note:  See Section 5(c) of Instructions                   |
|                                                                            |
|Authorized Signature........................................................|
|                                                                            |
|Name........................................................................|
|                                                                            |
|Title.......................................................................|
|                                                                            |
|Name of Firm................................................................|
|                                                                            |
|Address.....................................................................|
|                                                                            |
|Area Code and Telephone Number..............................................|
|                                                                            |
|Dated:..............................................................., 1995 |
_____________________________________________________________________________